SPDR® Series Trust

Supplement Dated November 13, 2017

to the Prospectus Dated October 31, 2017

SPDR Wells Fargo® Preferred Stock ETF

(the “Fund”)

The information under the heading “AVERAGE ANNUAL TOTAL RETURNS” within the “FUND PERFORMANCE” section on page 184 of the Prospectus is deleted and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/16)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

	One Year	Five Years	Since Inception (9/16/09)
Return Before Taxes	-0.54%	6.11%	7.05%
Return After Taxes On Distributions	-2.40%	3.96%	4.90%
Return After Taxes On Distributions and Sale of Fund Shares	0.25%	4.02%	4.81%
Wells Fargo Hybrid and Preferred Securities Aggregate Index (Index returns reflect no deduction for fees, expenses or taxes)	-0.18%	6.37%	7.34%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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